STOCK ACQUISITION AGREEMENT

                  AGREEMENT dated October 23, 2000, between Aggressive American Capital Partners, Inc., a Nevada corporation, (hereinafter collectively referred to as the "Buyer") and Benjamin Traub, on his own behalf and as agent for certain principals, (hereinafter, the "Seller").

                  WHEREAS this Agreement sets forth the terms and conditions upon which the Seller is today selling to Buyer, and the Buyer is today purchasing from the Seller 7,985,000 post reverse split "restricted" shares of common stock (the "Shares") of Immulabs Corporation, a Colorado corporation ("Company"), $0.001 par value per share, which represent approximately 84% of the issued and outstanding shares of capital stock of the Company .

                  In consideration of the mutual agreement contained herein, the parties hereby agree as follows:

         I.  SALES OF THE SHARES.

                  1.01 Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling and delivering the Shares to the Buyer at the closing (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

                  1.02 Consideration. Buyer is delivering to the Seller US$67,894.63 ("Consideration") which will be provided via certified check, bank draft, or wire transfer. 1.03 Closing. Closing shall conclude when, firstly, Buyer has fully paid to Seller the Consideration and Seller forthwith thereafter confirms receipt in writing, and secondly, the Shares are delivered by Seller on Buyer's instruction, which shall all take place by October 23, 2000, or such other later date as to which the parties may reasonably agree if necessary.

                            II. RELATED TRANSACTIONS.

                  2.01 Finder. There are no finders with respect to the transaction contemplated herein.

III.  REPRESENTATIONS AND WARRANTIES BY THE SELLER.

                  The Seller represents and warrants as follows:

                  3.01     Organization, Capitalization, etc.

                  (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado, and is qualified to transact business in no other state.

                  (b) The authorized capital stock of the Company consists of 300,000,000 shares, $0.001 par value per share. All of the shares to be sold by Seller are owned free and clear of any liens, claims, options, charges, restrictions, or encumbrances of whatsoever nature. Upon consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and valid title to the Shares, free and clear of all liens, claims, options, charges, restrictions, and encumbrances of whatsoever nature. The Shares being acquired by the Buyer are "restricted securities" as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act") and will contain an appropriate legend as to the foregoing. There are no outstanding options or other agreements of any nature whatsoever relating to the Shares.

                  (c) The Seller has obtained any authority necessary to conduct this transaction.

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                  3.02 No Violation.  Neither the execution and delivery of this
Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or Bylaws of the Company.

                  3.03 Financial Statement. The Seller has delivered to the Buyer all financial statements (audited and unaudited) that have been filed with the United States Securities and Exchange Commission.

                  3.04 Tax Returns. The Seller warrants the Company has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

                  3.05 Title to Properties; Encumbrances. The Seller warrants the Company owns no property, either real or personal.

                  3.06 Accounts Receivable. The Seller warrants the Company owns no accounts receivable.

                  3.07 Minutes. The Seller warrants all minutes are up to date and documented.

                  3.08 Liabilities. The Seller warrants the Company has no liabilities.

                  3.09 Absence of Certain Changes. The Seller represents that the Company has not since inception committed any of the following acts except as disclosed in filings made with the Securities and Exchange Commission:

                  (a)  Suffered  any  material   adverse   change  in  financial
         condition, assets, liabilities, business, or prospects;

                  (b) Incurred any obligation or liability (whether absolute, accrued, contingent, or otherwise) other than in the ordinary course of business and consistent with past practice;

                  (c) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Company's financial statements, in the ordinary course of business and consistent with past practices;

                  (d) Permitted or allowed any of its assets, tangible or intangible, to be mortgaged, pledged, or subjected to any liens or encumbrances;

                  (e) Written down the value of any inventory or written-off as uncollectible any notes or accounts receivable or any portion thereof;

                  (f) Cancelled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its assets or properties, tangible or intangible, other than sales of inventory or merchandise made in the ordinary course of business and consistent with past practice;

                  (g) Made any capital expenditures or commitments for additions to property, plant or equipment;

                  (h) Declared, paid, or set aside for payment to its stockholders any dividend or other distribution in respect of its capital stock or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such action;

                  (i) Made any material change in any method of accounting or accounting practice.

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                  3.10  Litigation.  There  are  no  actions,   proceedings,  or
investigations pending or, to the knowledge of the Seller, threatened against the Company by any party, and the Seller does not know or have any reason to know of any basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the Company that may materially and adversely affect such business, assets or prospects.

                  3.11 Disclosure. The Seller has disclosed to the Buyer all facts material to the assets, prospects, and business of the Company. No representation or warranty by the Seller contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the Shares with proper information as to the Company and its affairs.

                  3.12 SEC Filings. The Company files reports with the Securities and Exchange Commission (hereinafter the "SEC") and is current in all respects with its reporting obligations, including, but not limited to those required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). There are no outstanding issues with the SEC or the NASD.

                  3.13 Bulletin Board Listing. The Company's common stock is currently traded on the Bulletin Board operated by the National Association of Securities Dealers, Inc. (the "Bulletin Board") under the symbol "IMLB". The common stock will be trading on the Bulletin Board at Closing and the Seller warrants that this transaction will not cause the shares of common stock to be delisted from the Bulletin Board and the Seller will take all steps necessary to assure that the Company's common stock will continue to trade thereon.

                IV. REPRESENTATIONS AND WARRANTIES BY THE BUYER.

                  The Buyer hereby represents and warrants as follows:

                  4.01 Organization, etc. The Buyer is has full authority to act on its behalf.

                  4.02 Authority. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by the Buyer.

                  4.03 Representations Regarding the Acquisition of the Shares.

                  (a) The Buyer understands that the SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES;

                  (b) The Buyer is not an underwriter and is acquiring the Seller's Shares solely for investment for the account of the Buyers and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

                  (c) The Buyer understands the speculative nature and risks of investments associated with the Company and confirms that the Shares are suitable and consistent with his or her investment program and that his or her financial position enables him or her to bear the risks of this investment; and that there may not be any public market for the Shares subscribed for herein;

                  (d) The Shares  subscribed for herein may not be  transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of the Company and the prior opinion of counsel for the Company that such disposition will not violate federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, gibing, and any form of conveying, whether voluntary or not;

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                  (e) To the extent that any federal,  and/or  state  securities laws shall require, the Buyer hereby agrees that any Shares acquired pursuant to this Agreement shall be without preference as to assets;

                  (f) The Company is under no obligation to register or seek an exemption under any federal and/or state securities acts for any stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption and that the Buyer herein must hold such stock indefinitely unless such stock is subsequently registered under any federal and/or state securities acts or an exemption from registration is available;

                  (g) The Buyer represents that it is sophisticated and has had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company.

                  (h) The Buyer has satisfied the suitability standards imposed by the laws of his/hers/its domicile. The Shares being acquired from the Company have not been registered under federal, state or foreign laws.

                V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

                  5.01 Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

                  5.02 Indemnification. The Seller, jointly and severally, agrees to indemnify the Buyer and hold it harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including without limitation interest, penalties, and reasonable attorneys' fees) in excess of $100 in the aggregate, imposed upon or incurred by the Buyer resulting from a breach of any agreement, representation, or warranty of the Company. Assertion by the Buyer of their right to indemnification under this Section 5.02 shall not preclude the assertion by the Buyer of any other rights or the seeking of any other remedies against the Seller.

                               VI. MISCELLANEOUS.

                  6.01 Expenses. All fees and expenses incurred by the Seller in connection with the transactions contemplated by this Agreement shall be borne by the respective parties hereto.

                  6.02 Further Assurances. From time to time, at the Buyer's request and without further consideration, the Seller, at its own expense, will execute and transfer such documents and will take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

                  6.03 Parties in Interest. All the terms and provisions of this
Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

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                  6.04 - 6.05 omitted

                  6.06 Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns. 6.07 Documents. Within 10 days of execution of this Agreement, all files, documents, agreements, minutes and all other paperwork or documentation of every kind related to the Company which the Seller possesses shall be delivered to the Buyer in an organized and up-to-date industry standard format.

                  6.08 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

                  6.09 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Colorado, without regard to its conflict-of-laws rules and venue of any actions brought under this Agreement will be in the federal or state courts of Colorado.

                  6.10 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the address advised by each party in writing.

                  6.11 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

                  6.12 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                  6.13  Acceptance by Facsimile:  The parties agree that receipt of a fully executed copy of this Agreement via facsimile transmission shall be binding and may be used as admissible evidence that the party transmitting intends to be bound by the terms set forth herein.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Seller and Buyer, as of the date first above written.

                                    BUYER:

-----------------------------
Witness


                                    --------------------------------------------
                                    Aggressive American Capital Partners Inc. by
                                    Its authorized signatory

                                    SELLER:

-----------------------------
Witness

                                    --------------------------------------------
                                    Benjamin Traub, on his own behalf and as authorized agent for certain principals




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